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Exhibit 4.1

GOLF GALAXY, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

Common Stock Par Value $0.01 Per Share	CUSIP 381639 10 3
This is to Certify that	See reverse for certain definitions

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF

GOLF GALAXY, INC.

transferable only on the books of the Corporation by the holder thereof in person or by a duly authorized Attorney upon surrender of this Certificate properly endorsed.

           Witness, the Signatures of the duly authorized officers of the Corporation.

Dated:

Gregory B. Maanum, SECRETARY	Randall K. Zanatta, PRESIDENT/CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
WELLS FARGO BANK, N.A.
TRANSFER AGENT AND REGISTRAR
BY

AUTHORIZED SIGNATURE

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM TEN ENT JT TEN	— as tenants in common — as tenants by the entireties — as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT MIN ACT —	___________Custodian ____________ (Cust)(Minor) under Uniform Transfers to Minors Act _________________ (State)
Additional abbreviations may also be used though not in the above list.

For value received          hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint                                         Attorney to transfer the said Shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
SIGNATURE GUARANTEED

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP"), OR THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.

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